Item 1: Report to Shareholders

Media & Telecommunications Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Thanks to strength in the second half of the year, stocks ended 2005 in positive territory. While gains were modest for most areas of the equities market, media and telecommunications stocks were relatively robust, and your fund delivered strong double-digit returns during the past six months and for the entire year.

For the second half of 2005, your fund posted a strong 14.84% return, while 12-month performance was 18.15%. Fund results far exceeded those of the unmanaged Standard & Poor’s 500 Index and the Lipper Telecommunications Funds Average over both periods due primarily to stock selection in telecom services and the Internet.

MARKET ENVIRONMENT

The media and telecommunications industries are undergoing significant changes, driven by technological advancements, globalization, and changes in consumer behavior. The changes include the increased adoption of broadband Internet service, wireless voice and data services, IP services including Voice over Internet Protocol (VoIP), digital video recorders, satellite radio, GPS navigation systems, portable media devices, and video game consoles. Because of these trends, business models of many longstanding companies are being challenged, which has caused many traditional media and telecommunications companies’ stocks to struggle, making them inexpensive by historical measures. We believe, however, that many of these trends are in the early stages of development, and it is better to invest in companies benefiting most from the technological changes rather than to buy companies that appear historically cheap on the surface.

We are currently investing in several major themes reflecting these trends, which make up about two-thirds of portfolio holdings, and are avoiding companies that are being negatively affected. The major investment themes are: the growth of mobile communication in both emerging markets and Canada; the development of a supporting infrastructure for mobile communication and data in the United States via wireless towers; growing global online advertising; the attractive positioning of outdoor advertising in the increasingly fragmented advertising market; the increasing global adoption of GPS navigation systems through mapping companies and hardware manufacturers; the global growth of video gaming through software publishers; and a view that strong media brands and content companies will successfully serve their customers via various distribution channels.

That said, our investment process includes not only analyzing macro trends within our industries but also performing rigorous bottom-up analysis of the companies in which we choose to invest. “Kicking the tires,” getting to know the management teams and their strategies for capital deployment, and comprehensive financial statement modeling and analysis are all crucial elements of successful investing. Finally, we will continue to pay close attention to the share price valuations of companies in which we invest our shareholders’ money.

PERFORMANCE REVIEW

Stock selection was a key factor in your fund’s strong relative performance over the second half. In particular, our investments in emerging markets and Canadian wireless stocks, including America Movil, NII Holdings, Telus, and Rogers Communications, benefited results. Wireless tower operators American Tower Systems and Crown Castle International were other significant contributors, while our holdings in online advertising leaders including Google, NHN, Yahoo! and CNET Networks helped drive performance. On the negative side of the ledger, concerns over slowing growth in developed wireless markets hurt wireless operators Sprint Nextel and Vodafone. Additionally, increasing concern about competition from telecom companies hampered results for cable companies Comcast and NTL. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

Regarding portfolio activity during the second half, Lamar Advertising was one of our largest purchases, while Comcast was among our major sales. The former is a great example of a company that fits well within our investment process and our current view of technological trends. The company owns and operates billboards in the outdoor advertising industry. We have known Lamar’s management for several years and have been impressed by their business acumen and prudent deployment of capital through the acquisition of additional billboards at reasonable prices in small and mid-size markets. We chose to increase our investment in the company significantly at this time due to its favorable positioning vis-á-vis many of the technological trends discussed earlier. For example, advertisers are increasingly frustrated by various forms of advertising that are undergoing technological change. In television there is a growing adoption of digital video recorders, which allow consumers to fast forward through commercials. The growth of satellite radio and portable media devices has led to a declining audience for traditional radio. Newspapers are being traumatized by declining subscriptions as consumers increasingly get their information over the Internet with ubiquitous always-on broadband access. We believe these trends enable companies like Lamar to capture incremental dollars from advertisers anxious to reach their desired audiences. With traffic growing and commute times lengthening, billboards offer advertisers an expanding captive audience. Additionally, newly developed digital billboards being deployed by Lamar will significantly enhance the utility of billboards to advertisers, since they allow advertisers to update the signage in real time. Finally, Lamar’s management has recently announced a share repurchase program that we believe will benefit long-term shareholders.

On the other hand, Comcast—the largest cable company in the U.S.—was one of our major sales over the past six months. We initially bought Comcast in anticipation of increasing cash flows from the company’s Internet service as consumers adopt broadband, as well as from the introduction of telephone service using VoIP technology. Recent developments, however, have soured us on Comcast’s prospects. First, the large regional telephone companies have announced plans to invest in fiber build-outs to offer faster Internet access, as well as video service, to compete with cable companies such as Comcast. Second, we believe next-generation wireless networks will compete more effectively against Comcast’s telephone and Internet offerings. Because of increased competition on the horizon, we decided to significantly reduce our holdings in Comcast and some other cable companies.

Our other purchases and sales could be described in similar terms. Most purchases were in companies we believe are increasingly well positioned to benefit from business, regulatory, or consumer trends; and most sales reflected situations in which valuations had reached unsustainable levels, in our view, or businesses that were no longer positioned to succeed in the changing market environment.

At the end of December, 39% of the portfolio was invested in media compared with 48% at the end of June, 46% was in telecom services compared with 42% six months ago, and the remaining 15% was allocated mostly to software and telecom equipment. The portfolio’s major holdings included American Tower Systems, Rogers Communications, Telus, Lamar Advertising, and America Movil.

OUTLOOK

We are cautiously optimistic about the stock market’s performance in 2006, despite some worries about the macroeconomy. The Federal Reserve has raised short-term interest rates 13 times since June 2004, and investors are right to wonder how long this tightening policy will go on. The rise in short-term rates caused the Treasury yield curve to become slightly inverted at the end of last year, with the two-year yield inching a bit higher than the 10-year yield, a situation that has sometimes foreshadowed an economic slowdown. In addition, market analysts have speculated about the effect high energy prices and mortgage rates might have on consumer spending.

In our view, the global economy should continue to grow through the year ahead. Companies are flush with cash, which is likely to spur increased corporate spending and economic growth. We also expect more cash to be returned to shareholders through dividends and stock repurchases during the year. Within the media and telecommunications industries, we believe the rapid pace of technological change presents us with attractive investment opportunities. As always, we will attempt to identify sound investments in durable companies positioned to prosper from the trends we discussed, while remaining disciplined in our assessment of underlying economic trends and share price valuations. We look forward to seeking out rewarding investments on your behalf and remain sanguine about prospects for the fund in coming months. We will update you on our progress in our next report at midyear.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

P. Robert Bartolo

Henry M. Ellenbogen
Cochairmen of the fund’s Investment Advisory Committee

January 20, 2006

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/05

Best Contributors		Worst Contributors	
America Movil	56¢	Sprint Nextel	-16¢
Google	44	WMS Industries	-10
Rogers Communications	42	Vodafone	-9
American Tower Systems	42	Comcast	-7
Crown Castle International	36	Sina	-5
Telus	29	Liberty Media	-4
NHN	23	NTL *	-4
Amazon.com	17	British Sky Broadcasting *	-4
Wynn Resorts	14	Singapore Telecommunications	-3
Yahoo!	13	Research In Motion *	-3
Total	316¢	Total	-65¢

12 Months Ended 12/31/05

Best Contributors		Worst Contributors	
Google	75¢	Vodafone	-24¢
America Movil	73	Sprint Nextel	-16
Rogers Communications	70	News Corp	-15
Crown Castle International	56	Sogecable *	-15
Telus	50	Comcast ***	-13
American Tower Systems	50	Time Warner	-12
Corning *	36	Multimedia Games *	-11
SpectraSite **	32	eBay *	-11
Nextel Partners	31	WMS Industries	-11
NHN	27	British Sky Broadcasting *	-9
Total	500¢	Total	-137¢

* Position eliminated
** Position eliminated due to merger
*** Position added

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 98.4%		
HARDWARE 0.6%		
Enterprise Hardware 0.6%		
Gateway (1)	470,000	1,180
Harman International	51,000	4,990
Total Hardware		6,170
IT SERVICES 0.2%		
IT Services 0.2%		
Amdocs (1)	80,000	2,200
Total IT Services		2,200
MEDIA 39.5%		
Advertising 0.8%		
Omnicom	100,000	8,513
		8,513
Broadcasting 1.8%		
Grupo Televisa ADR	65,000	5,232
Univision Communications, Class A (1)	464,100	13,640
		18,872
Cable/Satellite 0.7%		
Cablevision Systems, Class A (1)	115,000	2,699
Comcast, Class A (1)	155,000	3,982
		6,681
Gaming 5.5%		
International Game Technology	458,000	14,097
Station Casinos	90,000	6,102
WMS Industries (1)	165,000	4,140
Wynn Resorts (1)	590,000	32,362
		56,701
Internet 15.4%		
Amazon.com (1)	263,000	12,400
CNET Networks (1)	1,040,000	15,277

Digitas (1)	15,000	188
Google, Class A (1)	107,800	44,722
Monster Worldwide (1)	180,000	7,348
NCsoft (KRW) (1)	110,000	8,352
NDS ADR (1)	65,800	2,708
NHN (KRW) (1)	42,000	11,211
priceline.com (1)	233,200	5,205
Sina (1)	348,000	8,408
Tencent Holdings (HKD)	8,175,000	8,751
The Knot (1)	196,400	2,247
WebMD Health (1)	80,000	2,324
Yahoo! (1)	770,000	30,168
		159,309
Media & Entertainment 8.4%		
Carnival	143,000	7,646
Discovery Holdings, Series A (1)	529,571	8,023
Liberty Media, Class A (1)	1,440,000	11,333
Naspers, N shares (ZAR)	320,000	5,667
News Corp., Class A	230,000	3,576
Time Warner	1,540,000	26,858
Viacom, Class B (1)(2)	587,000	24,155
		87,258
Publishing 1.4%		
McGraw-Hill	150,000	7,745
Scripps, Class A	142,700	6,852
		14,597
Radio/Outdoor Advertising 5.5%		
Clear Channel Outdoor, Class A (1)	325,000	6,516
Clear Media (HKD) (1)	1,026,000	834
Lamar Advertising (1)	1,075,000	49,601
		56,951
Total Media		408,882

SOFTWARE 7.0%

Applications Software 2.4%		
Checkfree (1)	93,000	4,269
NAVTEQ (1)	453,000	19,873
Tele Atlas (EUR) (1)	30,400	813
		24,955
Consumer Software 3.8%		
Activision (1)	510,000	7,007
Electronic Arts (1)	192,100	10,049
Gameloft (EUR) (1)	275,000	1,778
THQ (1)	480,000	11,448
Ubisoft Entertainment (EUR) (1)	187,000	8,893
		39,175
Technical Software 0.8%		
Net 1 UEPS Technologies (1)	290,000	8,367
		8,367
Total Software		72,497

TELECOM EQUIPMENT 5.3%

Wireless Equipment 3.6%		
Nokia (EUR)	955,000	17,473
Nokia ADR	530,000	9,699
QUALCOMM	250,000	10,770
		37,942
Wireline Equipment 1.7%		
Garmin	80,000	5,308
Juniper Networks (1)	544,100	12,133
		17,441
Total Telecom Equipment		55,383

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 12/31/05
Investment Income (Loss)	
Income	
Dividend	$ 7,118
Securities lending	30
Interest	2
Total income	7,150
Expenses	
Investment management	5,959
Shareholder servicing	1,883
Custody and accounting	167
Prospectus and shareholder reports	162
Registration	41
Proxy and annual meeting	29
Legal and audit	25
Directors	13
Miscellaneous	13
Total expenses	8,292
Expenses paid indirectly	(8)
Net expenses	8,284
Net investment loss	(1,134)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	84,853
Foreign currency transactions	(360)
Net realized gain	84,493
Change in net unrealized gain (loss)	
Securities	70,854
Other assets and liabilities denominated in foreign currencies	(11)
Change in net unrealized gain	70,843
Net realized and unrealized gain	155,336
INCREASE IN NET ASSETS FROM OPERATIONS	$ 154,202

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $134,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2005, approximately 19% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $696,973,000 and $705,759,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2005. At December 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, the fund utilized $85,442,000 of capital loss carryforwards. As of December 31, 2005, the fund had $107,824,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $804,229,000.

NOTE 4 - FOREIGN TAXES

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $1,165,000 for T. Rowe Price Services, Inc., and $211,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $224,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $17,396,000 and $2,642,000, respectively.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 85,652 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership currently for the T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1997	Haven Group, a custom manufacturer of modular homes (1/04
[113]	to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1997	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*	Each independent trustee serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Asset Management Limited,
2001	T. Rowe Price Global Investment Services Limited, and T. Rowe Price
[45]	International, Inc.

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1993	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Media &	Group, Inc.; formerly intern, T. Rowe Price
Telecommunications Fund	(to 2001)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Media & Telecommunications Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kara Cheseby, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media & Telecommunications	Group, Inc.
Fund

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price; formerly Analyst,
Vice President, Media & Telecommunications	Mellon Growth Advisors and Fidelity Management
Fund	and Research (to 2003)

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Media &	Group, Inc.; formerly Executive Vice President,
Telecommunications Fund	Business Development, HelloAsia (to 2001)

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media & Telecommunications	Group, Inc.; formerly intern, T. Rowe Price (to
Fund	2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media & Telecommunications	Group, Inc., T. Rowe Price International, Inc.,
Fund	and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
President, Media & Telecommunications Fund	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Media &	T. Rowe Price; Vice President, T. Rowe Price
Telecommunications Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media & Telecommunications	Trust Company
Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Media & Telecommunications	Investment Services, Inc., T. Rowe Price Services,
Fund	Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Media & Telecommunications Fund	T. Rowe Price Investment Services, Inc.

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media & Telecommunications	Group, Inc.
Fund

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Media & Telecommunications	Group, Inc., and T. Rowe Price International, Inc.
Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Media &Telecommunications
Fund

Ernest C. Yeung, CFA (1979)	Assistant Vice President, T. Rowe Price
Vice President, Media &Telecommunications	International, Inc.; formerly analyst, HSBC
Fund	Asset Management and student, Cambridge
University (to 2001)

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Media & Telecommunications	Group, Inc.; formerly student, the Wharton
Fund	School, University of Pennsylvania (to 2001)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$8,405	$7,812
Audit-Related Fees	540	1,103
Tax Fees	2,389	2,118
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006